UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2006

                             ----------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

         California                                             46-0476193
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)          Identification Number)

                 27710 Jefferson Avenue
                       Suite A100
                  Temecula, California                             92590
        (Address of principal executive offices)                 (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01- Entry into a Material Definitive Agreement.

     On March 1, 2006, the Board of Directors of Temecula Valley Bank ("Bank"), upon the recommendation of its Executive Officer Compensation Committee, approved:

     (1) 2005 bonuses for those in the discretionary executive bonus pool that are not subject to predetermined formulas as follows: James W. Andrews--$120,000; Donald A. Pitcher--$120,000; Thomas M. Shepherd--$120,000; Scott J. Word--$110,000; Donald L. Schempp--$30,000 (new division start up); Martin E. Plourd--$15,000 (partial year)
     (2) A change in title for Martin E. Plourd from Executive Vice President/Community Banking Officer to Executive Vice President/Chief Operating Officer of the Bank;
     (3) A change in title for William H. McGaughey from Executive Vice President/Chief Operating Officer to Senior Executive Vice President/Director of Finance and SBA of the Bank;
     (4) A change in title for Frank Basirico, Jr. from Executive Vice President/Chief Administrative Officer to Senior Executive Vice President/Chief Administrative Officer of the Bank.
     (5) A change in title for Thomas M. Shepherd from Executive Vice President/Chief Credit Officer to Senior Executive Vice President/Chief Credit Officer of the Bank.
     (6) A Salary Continuation Plan (supported by a BOLI policy) for Frank Basirico, Jr. at $100,000 per year for 15 years beginning at age 65, which when finalized (subject to successful completion of a physical),, will be filed as an exhibit to the next filed Form 10K or 10Q of the Company.
     (7) A Salary Continuation Plan (supported by a BOLI policy) for James W. Andrews at $80,000 for 15 years beginning at age 65, which when finalized (subject to successful completion of a physical), will be filed as an exhibit to the next filed Form 10K or 10Q of the Company.
     (8) A modification to the existing Salary Continuation Plan (supported by a BOLI policy) for Donald A. Pitcher from $60,000 to $80,000 per year for 15 years beginning at age 65, which when finalized (subject to successful completion of a physical), will be filed as an exhibit to the next filed Form 10K or 10Q of the Company.
     (9) A modification to the existing Salary Continuation Plan (supported by a BOLI policy) for Thomas M. Shepherd from $60,000 to $80,000 per year for 15 years beginning at age 65, which when finalized (subject to successful completion of a physical), will be filed as an exhibit to the next filed Form 10K or 10Q of the Company.
     (10) A modification to the existing Salary Continuation Plan (supported by a BOLI policy) for Scott W. Word from $60,000 to $80,000 per year for 15 years beginning at age 65, which when finalized (subject to successful completion of a physical), will be filed as an exhibit to the next filed Form 10K or 10Q of the Company.
     (11) James W. Andrews bonus for 2006 will be 2.5% of pre tax profits of his department instead of the 2% previously reported.

     On March 1, 2006, the Board of Directors of the Bank approved in principal the adoption of an ESOP Plan that may be funded at the discretion of the Board. Upon finalization of the ESOP Plan, it will be filed as an exhibit to the next filed Form 10K or 10Q of the Company.


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Item 9.01--Financial Statements and Exhibits

     (a)  Financial statements of business acquired. Not Applicable
     (b)  Pro forma financial information. Not Applicable
     (c)  Shell Company Transactions. Not Applicable.
     (d)  Exhibits

          Exhibit 10.37--Bonus Pool Arrangement--Revised

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TEMECULA VALLEY BANCORP INC.


Date:  March 6, 2006                By:   /s/ STEPHEN H. WACKNITZ
                                        --------------------------------
                                        Stephen H. Wacknitz
                                        Chief Executive Officer and President